                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                           693,066.49
           Available Funds:
                Contract Payments due and received in this period                                                     4,452,427.68
                Contract Payments due in prior period(s) and received in this period                                    460,803.08
                Contract Payments received in this period for next period                                               365,832.09
                Sales, Use and Property Tax payments received                                                            63,488.99
                Prepayment Amounts related to early termination in this period                                            7,955.72
                Servicer Advance                                                                                        567,159.82
                Proceeds received from recoveries on previously Defaulted Contracts                                           0.00
                Transfer from Reserve Account                                                                            11,656.31
                Interest earned on Collection Account                                                                    20,942.24
                Interest earned on Affiliated Account                                                                       734.35
                Proceeds from repurchase of Contracts per Contribution and
                        Servicing Agreement Section 5.03                                                                      0.00
                Amounts paid per Contribution and Servicing Agreement Section 7.01
                        (Substituted contract < Predecessor contract)                                                    26,131.81
                Amounts paid under insurance policies                                                                         0.00
                Maintenance, Late Charges and any other amounts                                                          61,664.26
                                                                                                                     -------------

           Total Available Funds                                                                                      6,731,862.84
           Less: Amounts to be Retained in Collection Account                                                           802,416.28
                                                                                                                     ==============
           AMOUNT TO BE DISTRIBUTED                                                                                   5,929,446.56
                                                                                                                     ==============


           DISTRIBUTION OF FUNDS:
                1.      To Trustee -  Fees                                                                                    0.00
                2.      To Servicer, any unreimbursed Nonrecoverable Advances or
                             Servicer Advances                                                                          460,803.08
                3.      To Noteholders (For Servicer Report immediately following the
                             Final Additional Closing Date)
                             a) Class A1 Principal and Interest                                                       3,542,539.38
                             a) Class A2 Principal (distributed after A1 Note matures)
                                and Interest                                                                            195,000.00
                             a) Class A3 Principal (distributed after A2 Note mature)
                                and Interest                                                                            325,520.00
                             a) Class A4 Principal (distributed after A3 Note matures)
                                and Interest                                                                            219,862.50
                             a) Class A5 Principal (distributed after A4 Note mature)
                                and Interest                                                                            234,054.83
                             b) Class B Principal and Interest                                                          77,771.69
                             c) Class C Principal and  Interest                                                         157,253.63
                             d) Class D Principal and Interest                                                          106,989.21
                             e) Class E Principal and Interest                                                          145,333.41

                4.      To Reserve Account for Requirement per Indenture Agreement
                             Section 3.08                                                                                     0.00
                5.      To Issuer - Residual  Principal and Interest and Reserve
                             Account Distribution
                             a) Residual Interest (Provided no Restricting or Amortization
                                Event in effect)                                                                        100,729.26
                             b) Residual Principal (Provided no Restricting or Amortization
                                Event in effect)                                                                        118,435.75
                             c) Reserve Account Distribution (Provided no Restricting or
                                Amortization Event in effect)                                                           11,656.31
                6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                             and Any Other Amounts                                                                      146,829.84
                7.      To Servicer, Servicing Fee and other Servicing Compensations                                     86,667.67
                                                                                                                     -------------
           TOTAL FUNDS DISTRIBUTED                                                                                    5,929,446.56
                                                                                                                    ==============

           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
               Event Funds (if any)}                                                                                    802,416.28
                                                                                                                    ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,511,821.93
        - Add Investment Earnings                                                                                        11,656.31
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                      0.00
        - Less Distribution to Certificate Account                                                                       11,656.31
                                                                                                                     -------------
End of period balance                                                                                                $2,511,821.93
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $2,511,821.93
                                                                                                                     ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                   Pool A                                                             163,921,417.34
                   Pool B                                                              39,440,383.64
                                                                                      --------------
                                                                                                                    203,361,800.98
Class A Overdue Interest, if any                                                                0.00
Class A Monthly Interest - Pool A                                                         850,227.37
Class A Monthly Interest - Pool B                                                         204,569.33

Class A Overdue Principal, if any                                                               0.00
Class A Monthly Principal - Pool A                                                      2,656,437.52
Class A Monthly Principal - Pool B                                                        805,742.49
                                                                                      --------------
                                                                                                                      3,462,180.01
Ending Principal Balance of the Class A Notes
                   Pool A                                                             161,264,979.82
                   Pool B                                                              38,634,641.15
                                                                                      --------------                --------------
                                                                                                                    199,899,620.97
                                                                                                                    ==============


---------------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000                   Ending Principal
Original Face $221,020,000       Original Face $221,020,000                  Balance Factor
 $      4.772404                  $                15.664555                        90.444132%
----------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                             17,341,800.98
                  Class A2                                                             40,000,000.00
                  Class A3                                                             62,400,000.00
                  Class A4                                                             41,000,000.00
                  Class A5                                                             42,620,000.00
                                                                                      --------------

Class A Monthly Interest                                                                                            203,361,800.98
                  Class A1 (Actual Number Days/360)                                        80,359.37
                  Class A2                                                                195,000.00
                  Class A3                                                                325,520.00
                  Class A4                                                                219,862.50
                  Class A5                                                                234,054.83
                                                                                      --------------

Class A Monthly Principal
                  Class A1                                                              3,462,180.01
                  Class A2                                                                      0.00
                  Class A3                                                                      0.00
                  Class A4                                                                      0.00
                  Class A5                                                                      0.00
                                                                                      --------------
                                                                                                                      3,462,180.01
Ending Principal Balance of the Class A2 Notes
                  Class A1                                                             13,879,620.97
                  Class A2                                                             40,000,000.00
                  Class A3                                                             62,400,000.00
                  Class A4                                                             41,000,000.00
                  Class A5                                                             42,620,000.00
                                                                                      --------------                --------------
                                                                                                                    199,899,620.97
                                                                                                                    ==============


Class A1
----------------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000                 Ending Principal
Original Face $35,000,000           Original Face $35,000,000                 Balance Factor
 $       2.29598                     $                 98.91943                      39.656060%
-----------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
                            Pool A                                              2,794,581.13
                            Pool B                                                672,392.62
                                                                                ------------
                                                                                                                      3,466,973.75

     Class B Overdue Interest, if any                                                   0.00
     Class B Monthly Interest - Pool A                                             15,114.03
     Class B Monthly Interest - Pool B                                              3,636.52
     Class B Overdue Principal, if any                                                  0.00
     Class B Monthly Principal - Pool A                                            45,285.33
     Class B Monthly Principal - Pool B                                            13,735.81
                                                                                ------------
                                                                                                                         59,021.14
     Ending Principal Balance of the Class B Notes
                            Pool A                                              2,749,295.80
                            Pool B                                                658,656.81
                                                                                ------------                         -------------
                                                                                                                      3,407,952.61
                                                                                                                      ============


-------------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000               Ending Principal
Original Face $3,768,000          Original Face $3,768,000                Balance Factor
 $           4.976261              $               15.663785                     90.444602%
-------------------------------------------------------------------------------------------


VI.  CLASS C NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class C Notes
                            Pool A                                              5,589,963.03
                            Pool B                                              1,344,984.51
                                                                                ------------
                                                                                                                      6,934,947.54

     Class C Overdue Interest, if any                                                   0.00
     Class C Monthly Interest - Pool A                                             31,606.58
     Class C Monthly Interest - Pool B                                              7,604.77
     Class C Overdue Principal, if any                                                  0.00
     Class C Monthly Principal - Pool A                                            90,570.66
     Class C Monthly Principal - Pool B                                            27,471.62
                                                                                ------------
                                                                                                                        118,042.28
     Ending Principal Balance of the Class C Notes
                            Pool A                                              5,499,392.37
                            Pool B                                              1,317,512.89
                                                                                ------------                          ------------
                                                                                                                      6,816,905.26
                                                                                                                      ============

------------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000               Ending Principal
Original Face $7,537,000          Original Face $7,537,000                Balance Factor
 $           5.202514              $               15.661706                     90.445871%
-------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                              Pool A                                            3,726,108.19
                              Pool B                                              896,523.49
                                                                                ------------
                                                                                                                      4,622,631.68

       Class D Overdue Interest, if any                                                 0.00
       Class D Monthly Interest - Pool A                                           22,806.89
       Class D Monthly Interest - Pool B                                            5,487.47
       Class D Overdue Principal, if any                                                0.00
       Class D Monthly Principal - Pool A                                          60,380.44
       Class D Monthly Principal - Pool B                                          18,314.41
                                                                                ------------
                                                                                                                         78,694.85
       Ending Principal Balance of the Class D Notes
                              Pool A                                            3,665,727.75
                              Pool B                                              878,209.08
                                                                                ------------                          ------------
                                                                                                                      4,543,936.83
                                                                                                                      ============


-----------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000              Ending Principal
Original Face $5,024,000          Original Face $5,024,000               Balance Factor
 $           5.631839              $             15.663784                     90.444603%
-----------------------------------------------------------------------------------------


VIII.  CLASS E NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class E Notes
                              Pool A                                            4,659,236.74
                              Pool B                                            1,121,052.88
                                                                                ------------
                                                                                                                      5,780,289.62

       Class E Overdue Interest, if any                                                 0.00
       Class E Monthly Interest - Pool A                                           37,856.30
       Class E Monthly Interest - Pool B                                            9,108.55
       Class E Overdue Principal, if any                                                0.00
       Class E Monthly Principal - Pool A                                          75,475.55
       Class E Monthly Principal - Pool B                                          22,893.01
                                                                                ------------
                                                                                                                         98,368.56
       Ending Principal Balance of the Class E Notes
                              Pool A                                            4,583,761.19
                              Pool B                                            1,098,159.87
                                                                                ------------                          ------------
                                                                                                                      5,681,921.06
                                                                                                                      ============

----------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000             Ending Principal
Original Face $6,282,000          Original Face $6,282,000              Balance Factor
 $           7.476098              $               15.658797                  90.447645%
----------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                              Pool A                                            5,599,843.93
                              Pool B                                            1,347,290.00
                                                                                ------------
                                                                                                                      6,947,133.93

       Residual Interest - Pool A                                                  81,194.03
       Residual Interest - Pool B                                                  19,535.23
       Residual Principal - Pool A                                                 90,872.56
       Residual Principal - Pool B                                                 27,563.19
                                                                                ------------
                                                                                                                        118,435.75
       Ending Residual Principal Balance
                              Pool A                                            5,508,971.37
                              Pool B                                            1,319,726.81
                                                                                ------------                          ------------
                                                                                                                      6,828,698.18
                                                                                                                      ============


X.   PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                                                  86,667.67
       - Servicer Advances reimbursement                                                                                460,803.08
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                146,829.84
                                                                                                                      ------------
     Total amounts due to Servicer                                                                                      694,300.59
                                                                                                                      ============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000


XI.   Aggregate Discounted Contract Balance

Pool A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                         186,291,150.39

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                            0.00

         Decline in Aggregate Discounted Contract Balance                                                        3,019,022.07

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                               --------------
            ending of the related Collection Period                                                            183,272,128.32
                                                                                                               ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments and Servicer Advances                   3,009,460.23

             - Principal portion of Prepayment Amounts                                            9,561.84

             - Principal portion of Contracts repurchased under Indenture Agreement
               Section 4.02                                                                           0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
               Defaulted Contracts during the Collection Period                                       0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                 0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                          0.00

                                                                                              ------------
                               Total Decline in Aggregate Discounted Contract Balance         3,019,022.07
                                                                                              ============

Pool B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                          44,822,627.16

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                            0.00

         Decline in Aggregate Discounted Contract Balance                                                          915,720.52

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                               --------------
            ending of the related Collection Period                                                             43,906,906.64
                                                                                                               ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments and Servicer Advances                    915,720.52

             - Principal portion of Prepayment Amounts                                               0.00

             - Principal portion of Contracts repurchased under Indenture Agreement
               Section 4.02                                                                          0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
               Defaulted Contracts during the Collection Period                                      0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                         0.00

                                                                                               ----------
                               Total Decline in Aggregate Discounted Contract Balance          915,720.52
                                                                                               ==========

                                                                                                               --------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                              227,179,034.96
                                                                                                               ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000


XIII.   Cumulative Detail of Substituted Contracts - Prepayments

              Pool A                                                                                         Predecessor
                                                                      Discounted            Predecessor      Discounted
              Lease #                Lessee Name                      Present Value         Lease #          Present Value
              -------                -----------                      -------------         -------          -------------
              2199-001               Regional Radiology LLC           $1,112,975.58         1881-001         $2,435,321.88
              1231-041               Radnet Management, Inc           $  953,502.31
              1560-013               Drew Medical Inc                 $  342,866.78
                                     Cash                             $   25,977.21

                                                                      -------------                          -------------
                                                    Totals:           $2,435,321.88                          $2,435,321.88

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS             $  2,435,321.88
              b) ADCB OF POOL A AT CLOSING DATE                                    $201,135,070.09
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                               1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $2,435,321.88
b)  Total discounted Contract Balance of Substitute Receivables                                         $2,409,344.67
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                  $   25,977.21

Change in any of the above detail during the related Collection Period                   YES    X           NO


              Pool B                                                                                    Predecessor
                                                                      Discounted        Predecessor     Discounted
              Lease #                Lessee Name                      Present Value     Lease #         Present Value
              -------                -----------                      -------------     -------         -------------
                                     NONE

                                                                      -------------                     -------------
                                                         Totals:          $0.00                             $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                            $         0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                   $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)               0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                               $0.00

Change in any of the above detail during the related Collection Period                    YES         NO  X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000


XIV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

              Pool A - Non-Performing                                                               Predecessor
                                                                  Discounted        Predecessor     Discounted
              Lease #           Lessee Name                       Present Value     Lease #         Present Value
              -------           -----------                       -------------     -------         -------------
                                None


                                                                  -------------                     -------------
                                                      Totals:     $0.00                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                0.00
              b) ADCB OF POOL A AT CLOSING DATE                                   $251,182,193.26
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                             $0.00

Change in any of the above detail during the related Collection Period                YES          NO  X


              Pool B - General Contract Substitution Rights                                                          Predecessor
                                                                             Discounted            Predecessor       Discounted
              Lease #           Lessee Name                                  Present Value         Lease #           Present Value
              -------           -----------                                  -------------         -------           -------------
                                None

                                                                             -------------                           -------------
                                                                    Totals:     $0.00                                    $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED               $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                 $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                           0.00%

              *  ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED (>
                 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                            $0.00

Change in any of the above detail during the related Collection Period                YES         NO  X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2000


XV.    Pool Performance Measurements


1.                  Aggregate Discounted Contract Balance

       Contracts Delinquent > 90 days                                           Total Outstanding Contracts
       This Month                                             5,174,379.50      This Month                      227,179,034.96
       1 Month Prior                                          7,573,510.23      1 Month Prior                   231,113,777.55
       2 Months Prior                                         5,716,866.36      2 Months Prior                  235,174,078.86

       Total                                                 18,464,756.09      Total                           693,466,891.37

       a) 3 Month Average                                     6,154,918.70      b) 3 Month Average              231,155,630.46

       c) a/b                                                         2.66%


2.     Does a Delinquency Condition Exist (1c > 6% )?
                                                                                    Yes                    No    X
                                                                                        -----------------     ----------------

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                        Yes                    No    X
                                                                                        -----------------     ----------------
       B. An Indenture Event of Default has occurred and is then
          continuing?                                                               Yes                    No    X
                                                                                        -----------------     ----------------

4.     Has a Servicer Event of Default occurred?                                    Yes                    No    X
                                                                                        -----------------     ----------------


5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                             Yes                    No    X
                                                                                        -----------------     ----------------
       B. Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                       Yes                    No    X
                                                                                        -----------------     ----------------
       C. As of any Determination date, the sum of all defaulted contracts
          since the Closing date exceeds 6% of the ADCB on the Closing Date?        Yes                    No    X
                                                                                        -----------------     ----------------

6.     Aggregate Discounted Contract Balance at Closing Date                    Balance $ 251,182,193.26
                                                                                        ----------------


       DELINQUENT LEASE SUMMARY

                              Days Past Due            Current Pool Balance             # Leases
                              -------------            --------------------             --------
                                    31 - 60                    8,164,510.14                   64
                                    61 - 90                    1,736,291.83                   27
                                   91 - 180                    5,174,379.50                   16


       Approved By:
       Lisa J. Cruikshank
       Vice President